As filed with the Securities and Exchange Commission on August 8, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22593

The Cushing Royalty & Income Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

Cushing MLP Asset Management, LP

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2012

Updated August 1, 2011

Item 1. Reports to Stockholders.

THE CUSHING® ROYALTY & INCOME FUND

Semi-Annual Report

May 31, 2012

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 www.cushingcef.com www.swankcapital.com

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The Cushing® Royalty & Income Fund

Shareholder Letter

Dear Fellow Shareholders,

We are pleased to provide you with our first update regarding the performance of The Cushing® Royalty & Income Fund (the “Fund”) since its inception on February 28, 2012. The Fund’s assets are now fully invested and this discussion relates to the Fund’s performance from its inception through the end of the fiscal period ended May 31, 2012.

A surge of optimism helped fuel the broader market (as measured by the S&P 500 Index) in the first few months of 2012. As the broader market continued to perform well during the first month following the launch of the fund, crude oil and natural gas price levels began to decline. By the end of the period, natural gas prices had somewhat stabilized and began to trade in the $2 -$3/mcf range. However, crude oil prices continued to decline and sold off sharply through the month of May, 2012, driven by concerns and apprehension about the potential impact of a Greece exit from the Eurozone, decelerating growth in Asia, and signs of uneven growth in the U.S. economy.

While valuation metrics for the exploration and production (“E&P”) master limited partnerships (“MLPs”) and U.S. and Canadian royalty trusts and E&P companies (collectively, “Energy Trusts”) sectors have become more reasonable after the market downturn and decline in crude oil prices, we still see clear divergences within the space and stock picking remains critical. There continues to be patches of fundamental weakness. For example, low natural gas prices have continued to impact individual natural gas-weighted E&P MLPs and Energy Trusts. Besides the basic fundamental problem that the North American market is currently oversupplied with natural gas, the dramatically warmer-than-normal winter has exacerbated the problem.

Nevertheless, we continue to believe that there are tremendous opportunities for E&P MLPs in the acquisition market, driven by their significant cost of capital and valuation advantages over traditional “C-corp” E&P companies. As commodity prices have recently declined, we believe C-corp E&Ps will increasingly look to sell assets to fund the growing gaps between their capital expenditure budget and cash flow. In addition to selling assets to MLPs, E&P companies can raise capital through the formation of Energy

Trusts. We have seen dramatic growth in the Energy Trust sector in recent months and expect this trend to continue as the North American Shale Revolution continues to unfold.

Of course, as E&P MLP and Energy Trust investors, what we ultimately care about is how all of this development translates into cash flow and distribution growth. Since the launch of the Fund, the E&P MLP sector has made a combined total of $2.8 billion in acquisitions of mature, low decline properties. In addition, one new perpetual trust and two new term trusts were brought to market with a combined market capitalization of $1.7 billion.

Ultimately, we believe investors will stay focused on E&P MLP and Energy Trust distribution growth potential, coupled with actively managed exposure to crude oil and natural gas in this low yield environment. However, given that global risks abound, caution and stock selection continue to be warranted.

The Fund ended the fiscal period with negative performance, primarily as a result of the volatility in May. For the six month period ended May 31, 2012, the Fund delivered a negative 10.53% total return versus total returns of 6.43% and negative 16.94% for the S&P 500 Index and The Cushing® Royalty Trust and Upstream Income Index, respectively.

The largest individual contributors to the Fund’s performance were Whiting USA Trust II (WHZ) and a bond issued by EV Energy Partners, L.P. (EVEP). WHZ was a new issue that performed very well following its initial public offering and is currently generating a very attractive yield. The EVEP bond provides a stable 7.4% yield. The largest detractors from the Fund’s performance were EVEP common units and QR Energy, L.P. (QRE). While EVEP’s potential monetization of its Utica acreage is still expected in the second half of 2012, the ultimate potential value has been discounted due to the sell-off in crude oil prices. QRE completed an equity offering in April, but came under selling pressure with the sharp drop in crude oil prices in May.

The Fund has the ability to utilize leverage and we believe that, over time, the use of leverage can provide opportunities for additional income and total return for shareholders. Along with potential benefits, we must be mindful of the downside that the use of leverage can expose the Fund to increased volatility. As the prices of the Fund’s investments increase or decline, the impact to net asset value and total return will be magnified when leverage is utilized. Unfortunately, the use of leverage during the current period was a negative factor impacting the Fund’s relative performance.

We remain positive on the longer-term outlook for E&P MLPs and Energy Trusts. Projections for continued distributions remain strong, interest rates and inflation appear to be remaining at low levels and valuations are reasonable. We continue to monitor a variety of potential market influencers, including lackluster U.S. economic growth and Eurozone fiscal concerns, as well as unrest in the Middle East, which may have an impact on oil prices. Although natural gas prices remain low, there are recent signs that increased demand and less readily available supplies may change this trend.

Again, we appreciate your support. Thank you for your continued confidence.

Jerry V. Swank

Chairman, Chief Executive Officer and President

Opinions expressed above are subject to change at any time, are not guaranteed and should not be considered investment advice. Past performance does not guarantee future results.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the schedule of investments for a complete list of fund holdings.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Cushing® Royalty Trust and Upstream Income Index tracks the performance of publicly traded U.S. royalty trusts and upstream exploration and production energy master limited partnerships. It is not possible to invest directly in an index.

The Cushing® Royalty & Income Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunctions with our full financial statements.

Period from February 28, 2012 through May 31, 2012
FINANCIAL DATA
Total income from investments
Distributions received from MLPs and Energy Trusts	$4,935,025
Dividends from Canadian common stock, net of taxes withheld of $55,767	316,011
Interest income & other	38,615

Total income from investments	$5,289,651
Advisory fee and operating expenses
Advisory fees, less reimbursement by Adviser	$756,148
Operating expenses(a)	228,669
Leverage costs	61,492
Other	42,793

Total advisory fees and operating expenses	$1,089,102
Distributable Cash Flow (DCF)(b)	$4,200,549
Distributions paid on common stock	$4,774,594
Distributions paid on common stock per share	$0.50
Distribution Coverage Ratio
Before advisory fee and operating expenses	1.1 x
After advisory fee and operating expenses	0.9 x
OTHER FUND DATA (end of period)
Total Assets, end of period	213,398,263
Unrealized appreciation (depreciation), net of income taxes	(18,848,095)
Short-term borrowings	11,300,000
Short-term borrowings as a percent of total assets	5%
Net Assets, end of period	196,848,011
Net Asset Value per common share	$20.61
Market Value per share	$21.88
Market Capitalization	$208,936,233
Shares Outstanding	9,549,188

(a)	Excludes expenses related to capital raising

(b)

“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP and Energy Trusts distributions and offering expenses.

The Cushing® Royalty & Income Fund

Allocation of Portfolio Assets (Unaudited)

May 31, 2012

(Expressed as a Percentage of Total Investments)

(1)	Common Stock
(2)	Master Limited Partnerships and Related Companies
(3)	Royalty Trusts
(4)	Senior Notes

The Cushing® Royalty & Income Fund

Schedule of Investments (Unaudited)	May 31, 2012

COMMON STOCK	Shares	Fair Value

Exploration and Production — 5.4%(1)
Canada — 5.4%(1)
Baytex Energy Corporation	54,000	$2,361,420
Canadian Oil Sands LTD	117,400	2,283,551
Crescent Point Energy Corporation	155,800	5,993,062

Total Common Stock (Cost $12,612,239)		$10,638,033

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 57.8%(1)
Crude Oil/Natural Gas Production — 52.4%(1)
United States — 52.4%(1)
Breitburn Energy Partners, L.P.	690,900	$11,468,940
Dorchester Minerals, L.P.	177,000	3,807,270
EV Energy Partners, L.P.	34,000	1,743,520
Legacy Reserves, L.P.	450,100	11,117,470
Linn Energy, LLC	441,500	15,686,495
LRR Energy, L.P.	445,700	6,458,193
Memorial Production Partners, L.P	515,602	8,837,418
MID-CON Energy Partners, L.P.	450,500	9,077,575
Pioneer Southwest Energy Partners, L.P.	414,500	10,644,360
QR Energy, L.P.	771,192	13,017,721
Vanguard Natural Resources, LLC	470,600	11,341,460

Total Master Limited Partnerships and Related Companies (Cost $118,927,083)		$103,200,422

ROYALTY TRUSTS — 40.4%(1)
Crude Oil/Natural Gas Production — 40.4%(1)
United States — 40.4%(1)
BP Prudhoe Bay Royalty Trust	90,900	$10,096,263
Enduro Royalty Trust	605,700	9,963,765
MV Oil Trust	178,100	6,359,951
Pacific Coast Oil Trust	500,000	8,415,000
Permian Basin Royalty Trust	426,200	7,518,168
Sandridge Mississippian Trust I	87,600	2,378,340
Sandridge Mississippian Trust II	518,000	10,473,960
Sandridge Permian Trust I	562,800	11,222,232
VOC Energy Trust	106,300	2,028,204
Whiting USA Trust	566,000	11,037,000

Total US Royalty Trusts (Cost $92,065,817)		$79,492,883

SENIOR NOTES — 1.0%(1)	Principal Amount
Crude Oil/Natural Gas Production — 1.0%(1)
United States — 1.0%(1)
EV Energy Partners, L.P., 8.000%, due 04/15/2019	$2,000,000	$2,030,000

Total Senior Notes (Cost $2,060,000)		$2,030,000

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Schedule of Investments (Unaudited)	May 31, 2012 — (Continued)

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 0.9%(1)	Shares	Fair Value

United States — 0.9%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(2)	331,453	$331,453
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(2)	331,453	331,453
Fidelity Money Market Portfolio — Institutional Class, 0.19%	331,453	331,453
First American Government Obligations Fund — Class Z, 0.02%(2)	331,453	331,453
First American Treasury Obligations Fund — Class Z, 0.00%(2)	331,452	331,452

Total Short-Term Investments (Cost $1,657,264)		$1,657,264

TOTAL INVESTMENTS — 100.1%(1) (Cost $227,322,403)		$197,018,602
Liabilities in Excess of Other Assets — (0.1)%(1)		(170,591)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$196,848,011

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Rate reported is the current yield as of May 31, 2012.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statement of Assets & Liabilities (Unaudited)

May 31, 2012

Assets
Investments, at fair value (cost $227,322,403)	$197,018,602
Cash	499,622
Deferred tax asset	15,530,174
Distributions and dividends receivable	329,056
Interest receivable	20,675
Prepaid expenses and other assets	134

Total assets	213,398,263

Liabilities
Payable to Adviser, net of waiver	260,756
Distributions payable to common stockholders	4,774,594
Short-term borrowings	11,300,000
Accrued interest expense	1,027
Accrued expenses and other liabilities	213,875

Total liabilities	16,550,252

Net assets applicable to common stockholders	$196,848,011

Net Assets Applicable to Common Stockholders Consisting of Capital stock, $0.001 par value; 9,549,188 shares issued and outstanding (unlimited shares authorized)	$9,549
Additional paid-in capital	225,112,768
Undistributed net investment loss, net of income taxes	(1,874,046)
Accumulated realized loss, net of income taxes	(7,552,165)
Net unrealized loss on investments, net of income taxes	(18,848,095)

Net assets applicable to common stockholders	$196,848,011

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$20.61

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statement of Operations (Unaudited)

Period from February 28, 2012(1) through May 31, 2012

Investment Income
Distributions received, net of taxes withheld of $55,767	$5,251,036
Less: return of capital on distributions	(3,388,016)

Distribution income	1,863,020
Interest income	38,615

Total Investment Income	1,901,635

Expenses
Advisory fees	907,377
Professional fees	76,138
Administrator fees	43,045
Trustees’ fees	37,065
Reports to stockholders	32,437
Registration fees	16,639
Custodian fees and expenses	13,208
Transfer agent fees	10,137
Other expenses	42,793

Total Expenses before Interest and Dividend Expense	1,178,839

Interest expense	61,492

Total Expenses	1,240,331
Less: expense waived by Adviser	(151,229)

Net Expenses	1,089,102

Net Investment Income, before Income Taxes	812,533
Deferred tax expense	(299,282)

Net Investment Income	513,251

Realized and Unrealized Loss on Investments
Net realized loss on investments, before income taxes	(11,925,128)
Deferred tax benefit	4,372,963

Net realized loss on investments	(7,552,165)

Net change in unrealized depreciation of investments, before income taxes	(30,304,588)
Deferred tax benefit	11,456,493

Net change in unrealized depreciation of investments	(18,848,095)

Net Realized and Unrealized Loss on Investments	(26,400,260)

Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(25,887,009)

(1)	Commencement of Operations.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statements of Changes in Net Assets

Period From February 28, 2012(1) through May 31, 2012
(Unaudited)
Operations
Net investment income	$513,251
Net realized loss on investments	(7,552,165)
Net change in unrealized depreciation of investments	(18,848,095)

Net decrease in net assets applicable to common stockholders resulting from operations	(25,887,009)

Dividends and Distributions to Common Stockholders
Net investment income	(2,387,297)
Return of capital	(2,387,297)

Total dividends and distributions to common stockholders	(4,774,594)

Capital Share Transactions
Proceeds from initial public offering of 9,545,000 common shares	238,534,989
Underwriting discounts and offering expenses associated with the issuance of common shares	(11,125,375)

Net increase in net assets applicable to common stockholders from capital share transactions	227,409,614

Total increase in net assets applicable to common stockholders	196,748,011
Net Assets
Beginning of period	100,000

End of period	$196,848,011

Undistributed net investment loss at the end of the period	$(1,874,046)

(1)	Commencement of Operations.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statement of Cash Flows (Unaudited)

Period from February 28, 2012(1) through May 31, 2012

Operating Activities
Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(25,887,009)
Adjustments to reconcile decrease in net assets applicable to common stockholders to net cash used in operating activities
Net change in unrealized depreciation of investments	30,304,588
Purchases of investments	(285,582,118)
Proceeds from sales of investments	44,603,834
Return of capital on distributions	3,388,016
Net realized gains on sales of investments	11,925,128
Net purchases of short-term investments	(1,657,264)
Changes in operating assets and liabilities
Deferred tax asset	(15,530,174)
Interest receivable	(20,675)
Distributions and dividends receivable	(329,842)
Prepaid and other assets	(134)
Payable to Adviser, net of waiver	260,756
Distributions and dividends payable	4,774,594
Accrued interest expense	1,027
Accrued expenses and other liabilities	213,875

Net cash used in operating activities	(233,535,398)

Financing Activities
Proceeds from borrowing facility	41,300,000
Repayment of borrowing facility	(30,000,000)
Common Stock Issuance	9,549
Additional paid-in capital from Common Stock Issuance	227,400,065
Dividends paid to common stockholders	(4,774,594)

Net cash provided by financing activities	233,935,020

Increase in Cash and Cash Equivalents	399,622
Cash and Cash Equivalents:
Beginning of period	100,000

End of period	$499,622

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$60,465

(1)	Commencement of Operations.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Financial Highlights

Period From February 28, 2012(1) through May 31, 2012
(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	25.00
Underwriting discounts and offering costs on issuance of common shares	(1.17)
Income from Investment Operations:
Net investment income	0.05
Net realized and unrealized loss on investments	(2.77)

Total decrease from investment operations	(2.72)

Less Distributions to Common Stockholders:
Net investment income	(0.25)
Return of capital	(0.25)

Total distributions to common stockholders	(0.50)

Net Asset Value, end of period	$20.61

Per common share fair value, end of period	$21.88

Total Investment Return Based on Fair Value(4)	(10.53)%

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Financial Highlights — (Continued)

	Period From February 28, 2012(1) through May 31, 2012
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$196,848
Ratio of expenses (including current and deferred income tax benefit) to average net assets before waiver(5)(6)	(26.94)%
Ratio of expenses (including current and deferred income tax benefit) to average net assets after waiver(5)(6)	(27.23)%
Ratio of expenses (excluding current and deferred income tax benefit) to average net assets before waiver(5)(6)(7)	2.34%
Ratio of expenses (excluding current and deferred income tax benefit) to average net assets after waiver(5)(6)(7)	2.05%
Ratio of net investment income to average net assets before waiver(5)(6)(7)	1.24%
Ratio of net investment income to average net assets after waiver(5)(6)(7)	1.53%
Ratio of net investment income to average net assets after current and deferred income tax benefit, before waiver(5)(6)	30.53%
Ratio of net investment income to average net assets after current and deferred income tax benefit, after waiver(5)(6)	30.82%
Portfolio turnover rate	25.33	%(3)

(1)	Commencement of Operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Not Annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)

Not Annualized. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(5)	Annualized for periods less than one full year.

(6)	For the period from February 28, 2012 through May 31, 2012, the Fund accrued $15,530,174 in net current and deferred income tax benefit.

(7)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Notes to Financial Statements

May 31, 2012 (Unaudited)

1.    Organization

The Cushing® Royalty & Income Fund (the “Fund”) was formed as a Delaware statutory trust on July 18, 2011, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on February 28, 2012. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRF.”

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, Cushing® MLP Asset Management, LP (the “Adviser”) utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not hold any securities sold short at May 31, 2012.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in energy-related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from Energy Trusts and MLPs within the Statement of Operations. The Fund has estimated approximately 35% of the distributions to be from investment income with the remaining balance to be return of capital.

Expenses are recorded on the accrual basis.

D.  Dividends and Distributions to Stockholders

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2012, the Fund’s dividends and distributions were expected to be comprised of 50 percent return of capital and 50 percent of ordinary income. The tax character of distributions paid for the period ended May 31, 2012 will be determined in early 2013.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in Energy Trusts and MLPs.

U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the

U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.

Canadian royalty trusts are taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors.

MLPs are generally treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from Energy Trusts, MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

I.  Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating these amendments and does not believe they will have a material impact on the Fund’s financial statements.

3.    Concentrations of Risk

The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in public and private securities of Energy Trusts, exploration and production MLPs and securities of other companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage (“Other Energy Companies”, and together with Energy Trusts and MLPs, “Energy Companies”); up to 25% of its Managed Assets in unregistered or otherwise restricted securities, including securities issued by private companies; up to 25% of its Managed Assets in debt securities, preferred shares and convertible securities of Energy Companies and other issuers, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B– by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) with respect to up to 10% of its Managed Assets in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment; and up to 20% of its Managed Assets in securities of companies that are not Energy Companies. These investments may include securities such as partnership interests, lim-

ited liability company interests or units, trust units, common stock, preferred stock, convertible securities, warrants and depositary receipts and debt securities. The Fund will not invest directly in commodities.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.50% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Adviser to the Fund. The Adviser earned $907,377 in advisory fees for the period ended May 31, 2012. The Adviser has agreed to waive 0.25% of its management fee through February 28, 2013. The Adviser waived $151,229 for the period ended May 31, 2012.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of May 31, 2012, are as follows:

Deferred tax assets:
Net unrealized depreciation on investments in securities	$11,157,211
Capital loss carryforward	4,372,963

Total deferred tax assets	15,530,174
Less Deferred tax liabilities:	—

Net deferred tax asset	$15,530,174

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2011, as follows:

Application of statutory income tax rate	$(14,496,014)
Change in state tax rate used to determine deferred tax	(1,034,160)

Total tax benefit	$(15,530,174)

At May 31, 2012, the cost basis of investments was $225,861,073 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,206,943
Gross unrealized depreciation	(30,049,414)

Net unrealized depreciation	$(28,842,471)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$10,638,033	$10,638,033	$—	$—
Master Limited Partnerships and Related Companies(a)	103,200,422	103,200,422	—	—
Royalty Trusts(a)	79,492,883	79,492,883	—	—

Total Equity Securities	193,331,338	193,331,338	—	—

Notes
Senior Notes(a)	2,030,000	—	2,030,000	—

Total Notes	2,030,000	—	2,030,000	—

Other
Short-Term Investments	1,657,264	1,657,264	—	—

Total Other	1,657,264	1,657,264	—	—

Total	$197,018,602	$194,988,602	$2,030,000	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2012.

There were no transfers between any levels during the period ended May 31, 2012.

7.    Investment Transactions

For the period ended May 31, 2012, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $285,645,499 and $44,603,834 (excluding short-term securities), respectively.

8.    Common Stock

The Fund has unlimited shares of capital stock authorized and 9,549,188 shares outstanding at May 31, 2012. Transactions in common stock for the period ended May 31, 2012 were as follows:

Shares sold through initial offering	8,304,188
Shares sold through additional offering	1,245,000

Shares at May 31, 2012	9,549,188

9.    Borrowing Facilities

The Fund maintains a margin account arrangement with Bank of America – Merrill Lynch. The interest rate charged on margin borrowing is LIBOR plus 0.65%. Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2012 was approximately $31,889,744 and 0.89%, respectively. At May 31, 2012, the principal balance outstanding was $11,300,000 and accrued interest expense was $1,027.

10.    Subsequent Events

On June 11, 2012, the Fund issued 7,726 shares through its dividend reinvestment plan. After these share issuances, the Fund’s total common shares outstanding were 9,556,914.

The Cushing® Royalty & Income Fund

Additional Information (Unaudited)

May 31, 2012

Trustee and Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended May 31, 2012, the aggregate compensation paid by the Fund to the independent trustees was $19,262. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund at (800)-662-7232, on the Fund’s web site at www.cushingcef.com, and on the SEC’s web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s web site at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

The Cushing® Royalty & Income Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

OFFICERS

Jerry V. Swank

Chief Executive Officer and President

Daniel L. Spears

Executive Vice President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® MLP Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

THE CUSHING® ROYALTY & INCOME FUND

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 www.cushingcef.com www.swankcapital.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 02/28/2012-02/29/2012	0	0	0	0
Month #2 03/01/2012-03/31/2012	0	0	0	0
Month #3 04/01/2012-04/30/2012	0	0	0	0
Month #4 05/01/2012-05/31/2012	0	0	0	0

Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Cushing Royalty & Income Fund

By (Signature and Title)	/s/ JERRY V. SWANK
Jerry V. Swank, President & Chief Executive Officer

Date 8/6/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ JERRY V. SWANK
Jerry V. Swank, President & Chief Executive Officer

Date 8/6/12

By (Signature and Title)	/s/ JOHN H. ALBAN
John H. Alban, Treasurer & Chief Financial Officer

Date 8/6/12

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